UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2019

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of small business issuer as specified in its charter)

1620 Beacon Place, Oxnard, California 93033

(Address of principal executive offices)

(805) 824-0410

(Issuer's telephone number)

Nevada	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 Beacon Place, Oxnard, California	93033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (805) 824-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 6, 2019, CURE Pharmaceutical Holding Corp., a Nevada corporation (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) at the Company’s corporate office located at 1620 Beacon Place, Oxnard, California 93033. At the Annual Meeting, the stockholders voted on the following proposals described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 12, 2019. As of the record date for the Annual Meeting, there were 43,445,151 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to one vote for each share held. The holders of 63.84 % of the Company’s shares of common stock outstanding submitted votes by proxy or in person at the Annual Meeting, constituting a quorum. Set forth below are the final voting results for each of the proposals:

Proposal 1: Election of Directors

The Company’s stockholders elected Robert Davidson, William Yuan, Gene Salkind, M.D., Ruben King-Shaw, Jr., Joshua Held, Lauren Chung Ph.D., and Anya Goldin as directors, to hold office until the 2020 Annual Meeting of stockholders and until their respective successors are duly elected and qualified. Each director nominee received more “FOR” votes than “WITHHOLD” votes. The following table shows the number of votes cast “FOR” or “WITHHOLD” and the number of “ABSTENTIONS” and “BROKER NON-VOTES” for each nominee:

Director Nominee	For	Withhold	Broker Non-Votes
Robert Davidson	27,719,723	16,798	0
William Yuan	27,202,524	533,997	0
Gene Salkind, M.D.	27,734,223	2,298	0
Ruben King-Shaw, Jr.	27,719,723	16,798	0
Joshua Held	27,719,723	16,798	0
Lauren Chung Ph.D.	27,734,193	2,328	0
Anya Goldin	27,700,908	35,613	0

Proposal 2: Approval of the Reincorporation of the Company from the State of Nevada to the State of Delaware

The reincorporation of the Company from the State of Nevada to the State of Delaware was approved by the Company’s stockholders and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
27,729,758	4,030	2,733	0

Proposal 3: Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock by 75,000,000 Shares to 150,000,000 Shares

An amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock by 75,000,000 shares to 150,000,000 shares was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
27,437,454	296,509	2,558	0

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Proposal 4: Amendment to the Company’s 2017 Equity Incentive Plan to Increase the Number of Shares of the Company’s Common Stock Available for Awards thereunder by an Additional 5,000,000 Shares to a Total of 10,000,000 Shares

An amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares of the Company’s common stock available for awards thereunder by an additional 5,000,000 shares to a total of 10,000,000 shares was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
26,769,245	950,168	17,108	0

Proposal 5: Amendment to the Company’s 2017 Equity Incentive Plan to Revise Section 5.5 of the 2017 Equity Incentive Plan Relating to Nonemployee Director Award Limits

An amendment to the Company’s 2017 Equity Incentive Plan to revise Section 5.5 of the Equity Incentive Plan relating to nonemployee director award limits was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
26,422,570	819,638	494,313	0

Proposal 6: Ratification of Auditors

The Company’s stockholders ratified the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The following table shows the tabulation of the votes cast “FOR” and “AGAINST” this proposal as well as “ABSTENTIONS” submitted on this proposal:

For	Against	Abstain	Broker Non-Votes
27,795,208	7,030	2,058	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Date: August 8, 2019	By:	/s/ Rob Davidson
	Name:	Rob Davidson
	Title:	Chief Executive Officer

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